EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Media Exchange Group, Inc. (the ‘‘Company’’) on Form Q for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Joseph R. Cellura, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2011
/s/ Joseph R. Cellura
Joseph R. Cellura Chief Executive Officer (principal Executive Officer and Principal Financial Officer)